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                                                                 EXHIBIT 10.3

                                MAINTENANCE AGREEMENT

     THIS MAINTENANCE AGREEMENT (this "Agreement") is being entered into as of the ____ day of ________________, 1999 and is entered into by and between HYPERFEED TECHNOLOGIES, INC., a Delaware corporation ("HyperFeed") and PCQUOTE.COM, INC., a Delaware corporation (the "Company").


                                   R E C I T A L S

     WHEREAS, the Company and HyperFeed have entered into that certain Contribution and Separation Agreement (the "Separation Agreement") dated as of the date hereof, which provides, among other things, that HyperFeed shall contribute certain assets to the Company as an additional capital contribution to the Company, and the Company shall assume certain liabilities of HyperFeed;

     WHEREAS, as a condition to agreeing to enter into the Separation Agreement, the Company has required that the parties execute and deliver this Maintenance Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and HyperFeed hereby, intending to be legally bound by the terms hereof, agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1 DEFINITIONS. As used in this Agreement the follow terms shall have the meaning set forth herein:

          "Intellectual Property" means the intellectual property rights relating to the items listed on the attached EXHIBIT A.

          "Intellectual Property Gross Revenues" means the gross revenues of Company and its subsidiaries derived from all permitted uses, licensing and sub-licensing of any of the Intellectual Property.

          "Person" means any natural person, legal entity, or other organized group of persons or entities. (All pronouns whether personal or impersonal, which refer to Person include natural persons and other Persons.)

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                                      ARTICLE II

                                MAINTENANCE AGREEMENT

     SECTION 2.1    MAINTENANCE SERVICES.   HyperFeed agrees and covenants that
at all times during the term of this Agreement HyperFeed shall continue to provide software features, upgrades and enhancements to the Intellectual Property as such features, upgrades and enhancements are tested and become available during the normal course of HyperFeed's business. HyperFeed is under no obligation to add special features, upgrades or enhancements requested by the Company. Such special requests, if HyperFeed agrees to perform, shall be subject to a separate agreement, acceptable to the parties. HyperFeed is under no obligation to make any features, upgrades or enhancements compatible with any features, upgrades or enhancements to the Intellectual Property made by the Company.

                                     ARTICLE III

                                        TERM

     SECTION 3.1    TERM.     The term of this Agreement shall begin on the
Effective Date and shall be perpetual in nature unless it is otherwise terminated in accordance with this Article 3.

     SECTION 3.2  TERMINATION BY HYPERFEED     HyperFeed shall have the right
(but not the obligation) to immediately terminate this Agreement:

            (a) if the term of that certain DataFeed License Agreement dated as of the date hereof by and between the Company and HyperFeed (the "DataFeed License Agreement") expires and is not renewed by the Company or HyperFeed terminates such agreement pursuant to Section 8 thereof;

            (b) if Company is in material breach of any of its obligations or representations hereunder, which breach is not cured within 20 days of receipt of written notice from HyperFeed of such breach;

            (c) if Company is the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing; or (iii) becomes the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing;

            (d) if the business of the Company is liquidated or otherwise terminated for insolvency or any other basis; or

            (e) if Company becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of its creditors.


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     SECTION 3.3  TERMINATION BY THE COMPANY.  The Company shall have the right
(but not the obligation) to immediately terminate this Agreement:

            (a) if HyperFeed is in material breach of any of its obligations or representations hereunder, which breach is not cured within 20 days of receipt of written notice from Company of such breach,

            (b) if HyperFeed is the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing, or becomes the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing, or

            (c) if the business of HyperFeed is liquidated or otherwise terminated for insolvency or any other basis.

     SECTION 3.4 PROCEDURE FOR TERMINATION. A party may exercise its right to terminate pursuant to this Article 3 by sending appropriate notice to the other party. No exercise by a party of its rights under this Article 3 will limit its remedies by reason of the other party's default, the party's rights to exercise any other rights under this Article 3, or any of that party's other rights.

                                      ARTICLE IV

                               COVENANTS AND AGREEMENTS

     SECTION 4.1 SOFTWARE UPDATES. HyperFeed agrees and covenants that at all times during the term of this Agreement HyperFeed shall continue to provide and license to the Company software updates to the Intellectual Property as features are tested and become available.

     SECTION 4.2 OWNERSHIP. As between HyperFeed and the Company: the Company shall be the exclusive owner and shall retain all right, title and interest to any new features to the Intellectual Property created by the Company.

     SECTION 4.3 COOPERATION. Each party agrees to take all action and to cooperate as is reasonably necessary, at the other party's request and expense, to protect the other's respective rights, titles, and interests in the Intellectual Property, and further agrees to execute any documents that might be necessary to perfect each party's ownership of such rights, titles, and interests.

                                      ARTICLE V

                                     COMPENSATION

     SECTION 5.1 PAYMENT FOR MAINTENANCE SERVICES. Pursuant to the procedures set forth in this Article 5, the Company shall pay HyperFeed a service fee for the maintenance services


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provided under this Agreement equal to three percent (3%) of Intellectual
Property Gross Revenue.

     SECTION 5.2 COMPUTING INTELLECTUAL PROPERTY GROSS REVENUE. The Company will compute Intellectual Property Gross Revenue for each calendar month. Within thirty (30) days after each calendar month, the Company will deliver to HyperFeed a statement indicating Intellectual Property Gross Revenue for such month and will pay HyperFeed the maintenance fee amount as computed in accordance with Section 5.1.

     SECTION 5.3 BOOKS AND RECORDS. The Company will maintain accurate books and records which report the recognition of Intellectual Property Gross Revenue. HyperFeed may, at its own expenses, examine and copy those books and records, as provided in this paragraph. HyperFeed may make such an examination for a particular statement within three (3) years after the date when Company sends HyperFeed the statement concerned. HyperFeed may make those examinations only during the Company's usual business hours, and at the place where it keeps the books and records. HyperFeed will be required to notify the Company at least ten (10) days before the date of planned examination. If an examination has not been completed within two months from commencement, the Company may require HyperFeed to terminate it on seven (7) days notice to HyperFeed at any time, provided that Company has cooperated with HyperFeed in the examination of such books and records.

                                      ARTICLE VI

                             WARRANTIES; REPRESENTATIONS

     SECTION 6.1 HYPERFEED REPRESENTATIONS AND WARRANTIES. HyperFeed represents and warrants that:

            (a)   it has full power and authority to enter into this Agreement;

            (b) the execution, delivery and performance by HyperFeed of this Agreement will not conflict with, or result in a breach or termination of or constitute a default under, any lease, agreement, commitment or other instrument to which HyperFeed is a party; and

            (c) this Agreement constitutes the valid and binding obligations of HyperFeed enforceable against it in accordance with its terms.

     SECTION 6.2 COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

            (a) it is has the full power and authority to enter into and fully perform this Agreement; and

            (b) this Agreement constitutes the valid and binding obligations of Company enforceable against it in accordance with its terms; and

            (c) the execution, delivery and performance by the Company of this


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Agreement will not conflict with, or result in a breach or termination of or constitute a default under, any lease, agreement, commitment or other instrument to which the Company is a party.

                                     ARTICLE VII

                                       GENERAL

     SECTION 7.1 ASSIGNMENT. Neither HyperFeed nor Company may assign this Agreement, or its respective rights and obligations hereunder, in whole or in part without the other party's prior written consent. Any attempt to assign this Agreement without such consent shall be void and of no effect ab initio. Notwithstanding the foregoing, any party may assign this Agreement or any of its rights and obligations hereunder to any entity controlled by it or to any entity that acquires it by purchase of stock or by merger or otherwise, or by obtaining substantially all of its assets (a "Permitted Assignee"), provided that any such Permitted Assignee, or any division thereof, thereafter succeeds to all of the rights and is subject to all of the obligations of the assignor under this Agreement.

     SECTION 7.2 CHOICE OF LAW AND VENUE. Each party hereto irrevocably submits to the exclusive jurisdiction of (a) the Superior Court of the State of Illinois, Cook County, or (b) the United States District Court for the Northern District of Illinois, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Northern District of Illinois or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Superior Court of the State of Illinois, Cook County. Each party further agrees that service of any process, summons, notice or documents by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Illinois with respect to any maters to which it has submitted to jurisdiction in this Section 7.2. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby and thereby in (i) the Superior Court of the State of Illinois, Cook County, or
(ii) the United States District Court for the Northern District of Illinois, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 7.3 COMPLIANCE WITH LAWS AND REGULATIONS Each party shall comply with all laws and regulations applicable to its activities under this Agreement.

     SECTION 7.4 PARTIAL INVALIDITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforcability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.


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     SECTION 7.5  NOTICES.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                  (i)    if to Company,

                         PCQuote.com, Inc.
                         300 South Wacker Drive, Suite 300
                         Chicago, Illinois 60606
                         Attention: Andrew Peterson

                  (ii)   if to HyperFeed,

                         HyperFeed Technologies, Inc.
                         300 South Wacker Drive, Suite 300
                         Chicago, Illinois 60606
                         Attention: John Juska

     SECTION 7.6 INDEPENDENT CONTRACTOR STATUS. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. No party shall have the power to bind any other or incur obligations on any other's behalf without the other's prior written consent.

     SECTION 7.7 NO WAIVER. No failure of any party to exercise or enforce any of its rights under this Agreement shall act as a waiver of such right.

     SECTION 7.8 ENTIRE AGREEMENT. This Agreement, along with the Exhibits hereto, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. No party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

     SECTION 7.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

     SECTION 7.10 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     SECTION 7.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to agreements made and to be


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performed entirely within such State, without regard to the conflicts of law principles of such State.

     SECTION 7.12 NO THIRD PARTY RIGHTS. This Agreement is for the sole benefit of the parties hereto and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto any legal or equitable rights hereunder.

     SECTION 7.13 HEADINGS. The headings contained in this Agreement or in any Exhibit hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section or an Exhibit, such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated.

                                      * * * * *







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                                      * * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.



HYPERFEED TECHNOLOGIES, INC.,                PCQUOTE.COM, INC.,
A DELAWARE CORPORATION                       A DELAWARE CORPORATION


By:                                          By:
     ------------------------------------        -------------------------------
     John E. Juska, Senior Vice President        Timothy K. Krauskopf, President




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                                      EXHIBIT A
                               TO MAINTENANCE AGREEMENT


ORBIT:
Orbit, including object code, source code, application documentation and source code documentation as described in the documentation. Orbit is a software product comprised of a set of modular, front-end, financial market software applications, created by HyperFeed used as a real-time market tool for the online investor. These applications are tailored specifically for use with HyperFeed, and utilize the Quote Socket application programming interface ("API"). Orbit is written in C++ utilizing Microsoft Foundation classes, each application is self contained, and loosely coupled to the other applications through propriety API's.